Cash and cash equivalents	6 Months Ended
Jun. 30, 2024
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents
4.1 Cash and cash equivalents

(CHF in millions)	6/30/2024	12/31/2023

Current bank accounts	393.8	210.3
Digital wallets	10.6	11.4
Fixed deposits	248.1	272.9
Cash and cash equivalents(1)	652.4	494.6

(1) Net cash and cash equivalents as of December 31, 2023 includes restricted cash in the amount of CHF 0.2 million. There is no restricted cash as of June 30, 2024.
Fixed deposits are comprised of short-term highly liquid investments which are readily convertible into cash with maturity of three months or less and are subject to an insignificant risk of change in value. Digital wallets mainly include deposit account balances at online payment platforms, primarily PayPal.